TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Summary Prospectus

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Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

Effective immediately, the table below replaces in its entirety the corresponding table found in the Summary Prospectus under the heading “Fees and Expenses”:

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)

Class	Initial	Service
Management fees	0.28%	0.28%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.04%
Recaptured Expenses	0.00%	0.01%
All Other Expenses	0.03%	0.03%
Acquired fund fees and expenses	0.77%	0.77%
Total annual fund operating expenses[1]	1.08%	1.34%

[1]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

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Investors Should Retain this Supplement for Future Reference

May 8, 2018